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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report: July 5, 2018
(Date of earliest event reported)
OCI Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36098	90-0936556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mailing Address: 5470 N. Twin City Highway Nederland, Texas 77627	Physical Address: 5470 N. Twin City Highway Nederland, Texas 77627
(Address of principal executive offices and zip code)
(409) 723-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
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Item 7.01	Regulation FD Disclosure

On July 4, 2018, OCI Partners LP (the “Partnership”) issued a press release announcing that, as of 5:00 p.m., Eastern Time, on July 3, 2018, the expiration time of the previously announced tender offer by OCI N.V. (“OCI”) and its affiliate OCIP Holding II LLC (“Holding II”) to acquire all of the outstanding common units representing limited partner interests in the Partnership (the “Common Units”) not currently owned by OCI or its affiliates, 9,290,248 Common Units, including those Common Units delivered through notices of guaranteed delivery, were validly tendered and accepted for purchase by OCI and Holding II. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statement and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of OCIP, dated July 4, 2018

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCI Partners LP

By: OCI GP LLC, its general partner

Dated: July 5, 2018	By:	/s/ Ahmed El-Hoshy
Ahmed El-Hoshy
President and Chief Executive Officer